SUBSEQUENT EVENT - REGISTERED DIRECT OFFERING	12 Months Ended
Dec. 31, 2024
Disclosure of non-adjusting events after reporting period [abstract]
SUBSEQUENT EVENT – REGISTERED DIRECT OFFERING
NOTE 21 – SUBSEQUENT EVENT – REGISTERED DIRECT OFFERING

In January 2025, the Company completed a registered direct offering to certain institutional investors of 858,303 ADSs and 391,967 pre-funded warrants to purchase ADSs. Each ADS and pre-funded warrant was sold at a purchase price of $8.00 and $7.996, respectively. The Company also issued to the investors unregistered ordinary warrants to purchase an aggregate of 1,250,000 ADSs. The pre-funded warrants are exercisable immediately, do not expire until exercised in full, and have an exercise price of $0.004 per ADS. The ordinary warrants are exercisable immediately, expire four years from the date of issuance, and have an exercise price of $8.00 per ADS. A holder of the pre-funded or ordinary warrants cannot exercise such warrants if the holder, together with its affiliates, would beneficially own in excess of 4.99% (or 9.99% at the election of the holder) of the outstanding share capital of the Company immediately after giving effect to such exercise.

In addition, the Company granted to the placement agent in the offering, as part of the placement fee, warrants to purchase 62,500 ADSs. These warrants are exercisable immediately, expire five years from the date of issuance and have an exercise price of $10.00 per ADS.

Gross proceeds from the offering totaled $10.0 million, with net proceeds of $8.9 million, after deducting fees and expenses.

The offering purchase agreements include lock-up, variable rate transaction, warranty, indemnification, and other provisions customary for transactions of this nature.